                                                                  Exhibit 10.19E

                                AMENDMENT NO. 7
                         TO SECURITIZATION AGREEMENTS

          AMENDMENT NO. 7 TO SECURITIZATION AGREEMENTS, dated as of October 20, 1999, among PAMECO SECURITIZATION CORPORATION, a Delaware company ("PSC"),
                                                                    ---
PAMECO CORPORATION, a Georgia company ("Pameco"), REDWOOD RECEIVABLES
                                        ------
CORPORATION ("Redwood") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York
              -------
company ("GECC").
          ----

          WHEREAS, Pameco, as originator (in such capacity, the "Originator")
                                                                 ----------
and PSC are parties to a Receivables Transfer Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Transfer
                                                                      --------
Agreement");
---------

          WHEREAS, PSC, as seller (in such capacity, the "Seller"), Redwood, as
                                                          ------
purchaser (in such capacity, the "Purchaser"), GECC, as operating agent (in such
                                  ---------
capacity, the "Operating Agent") and collateral agent (in such capacity, the
               ---------------
"Collateral Agent") and Pameco, as servicer (in such capacity, the "Servicer")
 ----------------                                                   --------
are parties to a Receivables Purchase and Servicing Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Purchase Agreement");
 ------------------

          WHEREAS, Redwood and GECC are parties to a Liquidity Loan Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Liquidity Agreement"; together with the Transfer Agreement and
               -------------------
the Purchase Agreement, the "Securitization Agreements"); and
                             -------------------------

          WHEREAS, the parties hereto desire to amend the Securitization Agreements and certain ancillary documents and agreements referred to therein in the manner set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          SECTION 1.1  Definitions.  All capitalized terms used herein, unless
                       -----------
otherwise defined, are used as defined in the Purchase Agreement.

                                  ARTICLE II
                 AMENDMENTS TO PURCHASE AGREEMENT AND ANNEX X

          SECTION 2.1 Amendment to Annex X.
                      --------------------

          (a) Annex X is hereby amended by deleting clause (f) of the definition of "Eligible Receivable" and substituting therefor the following:

               "(f) which complies with such other criteria and requirements as the Operating Agent, in its sole discretion, may from time to time specify to the Seller or, if so required by either Rating Agency, upon the number of days of notice specified by such Rating Agency."

          SECTION 2.2 Amendment to Purchase Agreement.

          (a)  Section 2.03(a) of the Purchase Agreement is hereby amended by:

               (i) deleting the words "the third" in the first sentence thereof and substituting therefor the words "each"; and

               (ii) inserting the words "by 11:30 a.m., New York City time," after the first reference to the term "Investment Base Certificate".

          (b) Section 2.03(b) of the Purchase Agreement is hereby amended by deleting the words "12:00 p.m." and substituting therefor the words "11:30 a.m.".

          (c)  Section 2.13 of the Purchase Agreement is hereby amended by:

               (i) deleting the words "11:00 a.m." and substituting therefor the words "12:00 p.m."; and

               (ii) deleting the words "following the date of such Purchase Excess" and substituting therefor the words "on which such Purchase Excess occurs."

          (d) Section 5.01 of the Purchase Agreement is hereby amended by adding a new clause (j) as follows:

               "(j) within 7 Business Days of the Amendment Effective Date, have at least one of its Independent Directors (as defined in Seller's certificate of incorporation) be a representative of any of Lord Securities Corporation, Global Securitization Corporation or other nationally-recognized independent firm acceptable to the Operating Agent in its sole discretion."

          (e)  Section 5.02 of the Purchase Agreement is hereby amended by:

               (i) Deleting the first sentence thereof and substituting therefor the following:

               "The Seller shall furnish, or cause to be furnished (in the case of Section 5.02(j) only) to the Operating Agent, and in all other cases to the Purchaser, the Operating Agent, the Collateral Agent and (in the case of Section 5.02(f) only) the Rating Agencies:"

               (ii) Deleting Section 5.02(a) in its entirety and substituting therefor the following:

               "(a) on each Business Day, no later than 11:30 a.m., New York City time, an Investment Base Certificate for the previous day's activity in the forms attached hereto as Exhibit C-1, daily aging
                                                   -----------
          reports of Receivables and a daily reconciliation of Receivables per the daily aging report to the general ledger in the form attached hereto as Exhibit C-2."
                    -----------

               (iii) Adding a new clause (j) as follows:

               "(j) on each Business Day, no later than 11:30 a.m., New York City time, the Seller shall deliver to the Operating Agent a certificate of the Seller in the form attached hereto as Exhibit E-1,
                                                                   -----------
          which certificate shall be true and accurate as of the date thereof."

          (f) Section 9.01(a)(ii) of the Purchase Agreement is hereby amended by deleting the word "five" contained in such section and substituting therefor the word "two".

          (g) Section 9.01 of the Purchase Agreement is hereby amended by deleting the words "four days" contained in the proviso to the last sentence in such section and substituting therefor the words "two Business Days".

                                  ARTICLE III
                                    WAIVER

          SECTION 3.1  Waiver.  The Operating Agent, Redwood and the Collateral
                       ------
Agent hereby waive the Termination Event and Event of Servicer Termination arising under Sections 9.01(l) and 9.02(f) of the Purchase Agreement caused solely by Pameco's failure to comply with the covenants set forth in Exhibit H to the Purchase Agreement for the fiscal quarter ended August 31, 1999. The foregoing waivers are limited to the specific purpose for which they are granted and shall not be construed as a consent, waiver or other modification with respect to any other term, condition or other provisions of any Related Document or any other Termination Event and Event of Servicer Termination now or hereafter existing.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

          SECTION 4.1  Representations and Warranties of PSC and Pameco.  Each
                       ------------------------------------------------
of PSC and Pameco represents and warrants that:

          (a) this Amendment No. 7 has been duly authorized, executed and delivered by each such party which is a signatory thereto;

          (b) this Amendment No. 7 constitutes the legal, valid and binding obligation of each such party which is a signatory thereto; and

          (c) each of the representations and warranties of such party set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below) and on such Amendment Effective Date is also made with respect to the Insurer; provided, that references in the
                                  --------  ----
Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 7 and to the Transfer Agreement as amended by this Amendment No. 7, respectively.

          SECTION 4.2  Representations and Warranties of Redwood.  Redwood
                       -----------------------------------------
represents and warrants that:

          (a) this Amendment No. 7 has been duly authorized, executed and delivered by Redwood;

          (b) this Amendment No. 7 constitutes the legal, valid and binding obligation of Redwood; and

          (c) each of the representations and warranties of Redwood set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below); provided, that references in the
                                   --------  ----
Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 7 and to the Transfer Agreement as amended by this Amendment No. 7, respectively.

                                   ARTICLE V
                             CONDITIONS PRECEDENT

          SECTION 5.1  Conditions Precedent.    This Amendment No. 7 shall
                       --------------------
become effective (the actual date of such effectiveness, the "Amendment
                                                              ---------
Effective Date") as of the date first above written subject to satisfaction of
--------------
the following conditions precedent in form and substance satisfactory to the Operating Agent:

          (a) Counterparts hereof shall have been duly executed and delivered by the parties hereto;

          (b) the Operating Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of the Seller and the Servicer, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 7, (ii) a copy of such party's certificate of incorporation and by-laws, and
(iii) a copy of the resolutions of the board of directors of such party approving this Amendment No. 7 and the related transactions to which it is a party, all in form and substance satisfactory to the Operating Agent. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (c) the Operating Agent shall have received an Officer's Certificate from each of the Seller and the Servicer in the forms of Annexes A-1 and A-2 hereto, respectively;

          (d) PSC shall have received a certificate of the Secretary or an Assistant Secretary of the Originator, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 7, (ii) a copy of the Originator's certificate of incorporation and by-laws, and (iii) a copy of the resolutions of the board of directors of the Originator approving this Amendment No. 7 and the related transactions to which it is a party. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (e)  An initial Investment Base Certificate in the form of
Exhibit C-1, dated the Amendment Effective Date, shall have been duly executed
-----------
and delivered by PSC;

          (f) A certificate of PSC, dated the Amendment Effective Date, in the form of Exhibit E-1 hereto shall have been duly executed and delivered by PSC;
        -----------

          (g) The Operating Agent shall have received an executed reaffirmation opinion from Kilpatrick Stockton LLP with respect to true sale and non-consolidation matters in form and substance satisfactory to the Operating Agent; and

          (h) PSC and Pameco shall have taken such other actions and provided such documentation as the Operating Agent may request.

                                  ARTICLE VI
                          WAIVER BY PSC AND SERVICER

          Each of PSC and the Servicer hereby waives any claim, defense, demand, action or suit of any kind or nature whatsoever against the Insurer, the Purchaser, the Letter of Credit Providers, the Liquidity Lenders, the Liquidity Agent, the Operating Agent and the Collateral Agent arising on or prior to the date hereof in connection with the Purchase Agreement or the transactions contemplated thereunder.

                                  ARTICLE VII
                                 MISCELLANEOUS

          SECTION 7.1  Counterparts.  This Amendment No. 7 may be executed on
                       ------------
any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 7.2  GOVERNING LAW.  THIS AMENDMENT NO. 7 SHALL BE GOVERNED
                       -------------
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          SECTION 7.3  Expenses.  Pameco agrees to pay and reimburse the
                       --------
Operating Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment No. 7, including the reasonable fees and expenses of counsel to the Operating Agent and the Collateral Agent.

                           [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              PAMECO SECURITIZATION CORPORATION

                              By ________________________
                                 Title:

                              REDWOOD RECEIVABLES CORPORATION

                              By _______________________
                                 Title:

                              PAMECO CORPORATION

                              By _______________________
                                 Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Operating Agent and
                              Collateral Agent

                              By _______________________
                                 Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Liquidity Agent

                              By _______________________
                                 Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Letter of Credit Agent and
                              Letter of Credit Provider

                              By _______________________
                                 Title:

                                                                       ANNEX A-1

                    FORM OF OFFICER'S CERTIFICATE OF SELLER
                    ---------------------------------------

                       Pameco Securitization Corporation

                             Officer's Certificate

          I, [Name of Officer], the duly elected [Insert Title] of Pameco Securitization Corporation (the "Seller"), hereby certify pursuant to Section 5.1(c) of Amendment No. 7 to Securitization Agreements, dated as of the date hereof ("Amendment No. 7"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in Amendment No. 7), between the Seller, Pameco Corporation, Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, and for the benefit of the Purchaser, the Operating Agent and General Electric Capital Corporation, as follows:

          (1) after giving effect to the effectiveness of Amendment No. 7, no Termination Event or Incipient Event will have occurred and be continuing; and

          (2)  the representations and warranties of the Seller contained in
Section 4.01 of the Purchase Agreement, in the Transfer Agreement and in any other document, certificate or financial or other statement delivered by the Seller in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

          IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ___ day of October, 1999.

                              PAMECO SECURITIZATION CORPORATION

                              By:_________________________
                                 Name:
                                 Title:

                                                                       ANNEX A-2

                   FORM OF OFFICER'S CERTIFICATE OF SERVICER
                   -----------------------------------------

                              Pameco Corporation

                             Officer's Certificate

          I, [Name of Officer], the duly elected [Insert Title] of Pameco Corporation (the "Servicer"), hereby certify pursuant to Section 5.1(c) of Amendment No. 7 to Securitization Agreements, dated as of the date hereof ("Amendment No. 7"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in Amendment No. 7), between Pameco Securitization Corporation, the Servicer, Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, and for the benefit of the Purchaser, the Operating Agent and General Electric Capital Corporation, as follows:

          (1) after giving effect to the effectiveness of Amendment No. 7, no Termination Event or Incipient Event will have occurred and be continuing; and

          (2)  the representations and warranties of the Seller contained in
Section 4.01 of the Purchase Agreement, in the Transfer Agreement and in any other document, certificate or financial or other statement delivered by the Seller in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

          IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ___ day of October, 1999.

                              PAMECO CORPORATION

                              By:_________________________
                                 Name:
                                 Title:

                                                                     Exhibit E-1

                         DAILY COMPLIANCE CERTIFICATE



General Electric Capital Corporation,
as Operating Agent
201 High Ridge Road
Stamford, CT 06927
Attn: Craig Winslow

Ladies and Gentlemen:

     This certificate is given pursuant to the Receivables Purchase and Servicing Agreement dated May 1, 1996, as amended (the "Purchase Agreement"), by and among Pameco Securitization Corporation (the "Seller"), Redwood Receivables Corporation (the "Purchaser"), Pameco Corporation (the "Servicer") and General Electric Capital Corporation, as operating agent for the Purchaser (in such capacity, the "Operating Agent") and as collateral agent for the Purchaser and the Purchaser Secured Parties (in such capacity, the "Collateral Agent"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

     The undersigned hereby certify and represent that the following statements are true and correct on the date hereof:

     (i) All representations and warranties made by the Seller, the Servicer, and the Originator contained in the Purchase Agreement or otherwise made in any Related Document, officer's certificate or any agreement, instrument, certificate, document, Investment Base Certificate, or other writing delivered to the Purchaser, the Operating Agent or the Collateral Agent in connection therewith, are true and correct as of the date hereof, with the same effect as though made on and as of the date hereof (unless such representation and warranty speaks as of a particular date, in which case it is true and correct as of such date);
     (ii) Neither the Seller, the Servicer nor the Originator has breached or failed to comply with any of its covenants set forth in the Purchase Agreement or the Transfer Agreement; and
     (iii) No Termination Event or Incipient Event has occurred and is continuing.


                         Very truly yours,


                         PAMECO SECURITIZATION CORPORATION,
                         as Seller


                         By:______________________________
                         Name:____________________________
                         Date:____________________________

                                                                       Exhibit I

                         DAILY COMPLIANCE CERTIFICATE



General Electric Capital Corporation,
as Agent
201 High Ridge Road
Stamford, CT 06927
Attn: Craig Winslow


Ladies and Gentlemen:

     This certificate is given pursuant to the Amended and Restated Credit Agreement dated March 10, 1998, as amended (the "Credit Agreement"), by and among Pameco Corporation (the "Borrower"), and General Electric Capital Corporation, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

     The undersigned hereby certify and represent that the following statements are true and correct on the date hereof:

     (i) All representations and warranties made by the Borrower contained in the Credit Agreement, officer's certificate or any agreement, instrument, certificate, document, Borrowing Base Certificate, or other writing delivered to the Agent in connection therewith, are true and correct as of the date hereof, with the same effect as though made on and as of the date hereof (unless such representation and warranty speaks as of a particular date, in which case it is true and correct as of such date);
     (ii) The Borrower has not breached or failed to comply with any of its covenants set forth in the Credit Agreement; and
     (iii) No Event of Default has occurred and is continuing.



                         Very truly yours,



                         PAMECO CORPORATION, as Borrower



                         By:________________________________
                         Name:______________________________
                         Date:______________________________